UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2005

NMT Medical, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-21001	95-4090463
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 Wormwood Street Boston, Massachusetts	02210-1625
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 737-0930

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) In a letter dated November 2, 2005, Robert G. Brown, a member of the Board of Directors of NMT Medical, Inc. (“NMT”) from 1992 through 1997 and since September 2000, provided notice of his voluntary resignation as a member of the Board of Directors for personal reasons. There are no disagreements between Mr. Brown and NMT on any matters relating to NMT’s operations, policies or practices. Mr. Brown’s resignation was effective as of November 2, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NMT MEDICAL, INC.

Date: November 4, 2005	By: /s/ Richard E. Davis Richard E. Davis Vice President and Chief Financial Officer